UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2016 (July 20, 2016)

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	2834	98-1153534
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Herengracht 483
1017BT, Amsterdam
The Netherlands
+31 (0)20 622 3243
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Eric Sherbet
General Counsel and Secretary
111 Speen St, Suite 550
Framingham, Massachusetts 01701
(508) 620-2510

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2016, in connection with the initial public offering by Patheon N.V. (the “Company”) of its ordinary shares, par value €0.01 per share (the “Ordinary Shares”), described in the Registration Statement on Form S-1 (File No. 333-193182), as amended (the “Registration Statement”), the Company entered into a shareholders’ agreement by and among JLL Patheon Co-Investment Fund, L.P., Koninklijke DSM N.V., JLL/Delta Patheon Holdings, L.P., Patheon Holdco Coöperatief U.A., JLL Associates V (Patheon), L.P., JLL Partners Fund V (New Patheon), L.P. and JLL Partners Fund VI (Patheon), L.P. (the “Shareholders Agreement”).

The Shareholders Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The terms of this agreement are substantially the same as the terms set forth in the form of such agreement filed as exhibit to the Registration Statement and as described therein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Patheon N.V. 2016 Omnibus Incentive Plan

The Omnibus Incentive Plan is filed herewith as Exhibit 10.2, and is incorporated herein by reference. The terms of the Omnibus Incentive Plan are substantially the same as the terms set forth in the form of such plan filed as an exhibit to the Registration Statement and as described therein.

Item 5.03 Amendments to Incorporation or Bylaws

In connection with the initial public offering, the Company’s Articles of Association were amended and restated. On July 26, 2016, the amended and restated Articles of Association became effective, and are filed herewith as Exhibit 3.1 and are incorporated herein by reference.   The terms of the Articles of Association are substantially the same as the terms set forth in the form previously filed as Exhibit 3.1 to the Registration Statement and as described therein.

Item 8.01 Other Events

On July 26, 2016, the Company completed its initial public offering of 34,226,191 of its ordinary shares at a public offering price of $21.00 per share, including 4,761,905 ordinary shares sold by the selling stockholder identified in the prospectus and 4,464,286 ordinary shares sold pursuant to the option granted to the underwriters to purchase additional ordinary shares from the Company.  Including proceeds from the sale of these additional shares, the Company received total net proceeds of approximately $584.7 million from the offering, after deducting the underwriting discount, but before deducting estimated offering expenses.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Association of Patheon N.V., dated as of July 26, 2016

10.1
Shareholders' Agreement, dated July 20, 2016, among the Company, JLL Patheon Co-Investment Fund, L.P., Koninklijke DSM N.V., JLL/Delta Patheon Holdings, L.P., Patheon Holdco Coöperatief U.A., JLL Associates V (Patheon), L.P., JLL Partners Fund V (New Patheon), L.P. and JLL Partners Fund VI (Patheon), L.P.

† 10.2	Patheon N.V. 2016 Omnibus Incentive Plan

† Management contracts and compensatory plans or arrangements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	Secretary and General Counsel

Date: July 26, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Association of Patheon N.V., dated as of July 26, 2016

10.1
Shareholders' Agreement, dated July 20, 2016, among the Company, JLL Patheon Co-Investment Fund, L.P., Koninklijke DSM N.V., JLL/Delta Patheon Holdings, L.P., Patheon Holdco Coöperatief U.A., JLL Associates V (Patheon), L.P., JLL Partners Fund V (New Patheon), L.P. and JLL Partners Fund VI (Patheon), L.P.

† 10.2	Patheon N.V. 2016 Omnibus Incentive Plan

†   Management contracts and compensatory plans or arrangements.